Exhibit 99.2

 Second Quarter 2017 Earnings Results  July 20, 2017  POLARIS INDUSTRIES INC.

 SAFE HARBOR & NON-GAAP MEASURES  2  Q2'17 Earnings  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2017 future sales, shipments, net income, and net income per share, and operational initiatives are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.This presentation contains certain non-GAAP financial measures, consisting of “adjusted” sales, gross profit, operating expenses, net income and net income per diluted share as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of adjusted non-GAAP measures to reported GAAP measures for Q2 are included on slide 3 and Q2 year-to-date are included in the appendix contained in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

POLARIS WE ARE POLARIS

Q2 NON-GAAP DISCLOSURE

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, Except Per Share Data; Unaudited)

	Reported GAAP Measures			2017 Adjustments[4]				Adjusted Measures		
	Three months ended June 30,			Three months ended June 30,				Three months ended June 30,		
	2017	2016	% Change	Victory Wind Down[1]	TAP[2]	Realignment[3]	Total	2017	2016	% Change
Sales										
ORV/Snowmobiles	$ 845,508	$ 799,332	6%	—	—	—	—	$ 845,508	$ 799,332	6%
Motorcycles	197,997	228,392	(13)%	$ (6,157)	—	—	$ (6,157)	191,840	228,392	(16)%
Global Adj. Markets	97,022	90,959	7%	—	—	—	—	97,022	90,959	7%
Aftermarket	224,393	12,094	1,755%	—	—	—	—	224,393	12,094	1,755%
Total sales	**1,364,920**	**1,130,777**	**21%**	**(6,157)**	—	—	**(6,157)**	**1,358,763**	**1,130,777**	**20%**
Gross profit										
ORV/Snowmobiles	266,150	228,494	16%	—	—	—	—	266,150	228,494	16%
% of sales	*31.5%*	*28.6%*	*+289 bps*					*31.5%*	*28.6%*	*+289 bps*
Motorcycles	21,116	38,915	(46)%	8,852	—	—	8,852	29,968	38,915	(23)%
% of sales	*10.7%*	*17.0%*	*-637 bps*					*15.6%*	*17.0%*	*-142 bps*
Global Adj. Markets	21,216	23,952	(11)%	—	—	4,303	4,303	25,519	23,952	7%
% of sales	*21.9%*	*26.3%*	*-447 bps*					*26.3%*	*26.3%*	*-3 bps*
Aftermarket	59,918	2,982	1,909%	—	53	—	53	59,971	2,982	1,911%
% of sales	*26.7%*	*24.7%*	*+205 bps*					*26.7%*	*24.7%*	*+207 bps*
Corporate	(18,014)	(9,840)		—	—	—	—	(18,014)	(9,840)	
Total gross profit	**350,386**	**284,503**	**23%**	**8,852**	**53**	**4,303**	**13,208**	**363,595**	**284,503**	**28%**
Gross profit %	*25.7%*	*25.2%*	*+51 bps*					*26.8%*	*25.2%*	*+160 bps*
Operating expenses	270,347	187,965	44%	(1,999)	(3,714)	—	(5,713)	264,634	187,965	41%
Other expense (income), net	(2,152)	1,805	NM	—	—	—	—	(2,152)	1,805	NM
Net income	**$ 62,041**	**$ 71,166**	**(13)%**	**$ 6,820**	**$ 2,368**	**$ 2,705**	**$ 11,893**	**$ 73,934**	**$ 71,166**	**4%**
Diluted EPS	**$ 0.97**	**$ 1.09**	**(11)%**	**$ 0.11**	**$ 0.04**	**$ 0.04**	**$ 0.19**	**$ 1.16**	**$ 1.09**	**6%**

Key Definitions: *Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down and manufacturing network realignment costs.*

Adjustments: *(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel*
(2) Represents adjustments for TAP acquisition inventory step-up and TAP integration expenses
(3) Represents adjustments for manufacturing network realignment costs
(4) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items

2016 Reclassified Results: *2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.*

Q2'17 Earnings 3

 Scott W. Wine, Chairman & CEO  Second Quarter 2017 Earnings Results  July 20, 2017     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

Q2 SUMMARY

Foundational improvements gaining momentum

Operational execution offset impact of major headwinds:

Competitive ORV industry

ORV retail sales building momentum

SxS retail up slightly in Q2; *RZR* sales up for first time in 6 quarters; ORV share remains challenged

Indian Motorcycle retail up 17% - share gains accelerating

Slingshot weakness continues; Victory wind down progressing well

International and PG&A outperforming

Adjacent markets / Aftermarket business growth on plan

TAP integration on track

* See GAAP/Non-GAAP Reconciliation on Slide #3

Q2 Slightly Ahead of Plan – Raising Sales Guidance and Lower End of EPS Guidance Range

Q2'17 Earnings 5

POLARIS
WE ARE POLARIS

NORTH AMERICAN POWERSPORTS RETAIL SALES

Polaris Retail Sales


Year-Over-Year Retail % Change (units)
-7%
-9%
-4%
-6%
-3%
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017

Q2’17 Retail Sales by Business (vs. Q2’16)

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	↓ low-single digits %	↑ mid-single digits % (estimated)
Side-by-Sides	↑ low-single digits %	
ATVs	↓ high-single digits %	
Motorcycles	↓ low-single digits %	↓ mid-single digits % (900cc & above)
Indian	↑ high-teens %	
Slingshot	↓ significantly	
Snowmobiles (season-end Mar’17)	(off-season)	(off-season)

Polaris N.A. retail down 3% for Q2 2017 vs. Q2 2016

- Indian Motorcycle retail was up 17% - two new motorcycles launched
- ORV retail down, but improved sequentially

North American Industry up slightly

- SxS growth driven by new products; ATVs weak
- Oil & gas/ag industry challenges ongoing

SxS Retail Turned Positive After 6 Quarter Decline Driven by *RZR*

Q2’17 Earnings
6

POLARIS WE ARE POLARIS

NORTH AMERICAN DEALER INVENTORY

Polaris N.A. Total Dealer Inventory


Year-over-year % Change in Units
2015
2016
2017
2017 expectations
-10%
vs. 2015
-8%
vs. 2015
-8%
-6%
2017 YE expectations
~flat vs. LY
(unchanged)
Q1
Q2
Q3
Q4

Q2 Total N.A. Dealer Inventory


-7%
+2%
-2%
+1%
-6%
Q2 2016
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q2 2017

- **Polaris Q2 2017 N.A. dealer inventory down 6% vs. Q2 2016**
  - ORV down 6%, RZR down double digits %
  - Motorcycles up as expected, new products
- **SxS RFM implementation to start by year-end**
- **Dealer inventory at year-end expected flat to prior year**

Healthy Dealer Inventory Levels; Working to Improve On-time Delivery

Q2'17 Earnings 7

 CRUSHING THE COMPETITIONWON OVER 3/4 OF ALL RACES33 Championship Wins106 Podium Finishes  RACING  DOMINATING THE FLAT TRACK9 Championship Wins out of 10 Races23 Podium Finishes out of 30  Racing Success a Reflection of Product Expertise  Indian Motorcycle  Polaris RZR  Q2'17 Earnings  8

POLARIS WE ARE POLARIS

TRANSAMERICAN AUTO PARTS (TAP) UPDATE

$209 million in sales in Q2; $411 million year-to-date

Operating performance on plan, integration progressing as expected

Opened four new 4Wheel Parts Stores year-to-date

Cost synergies of ~$20 million by 2019; slightly ahead of plan

Full-year sales expectation of $775 to $800 million (unchanged)


3901


4WP



Acquisition Performing as Expected

Q2'17 Earnings 9

 Mike Speetzen, EVP Finance & CFO  Second Quarter 2017 Earnings Results  July 20, 2017     POLARIS INDUSTRIES INC.

 Q2 2017 Sales and Income  Q2 reported sales were $1,365 million, up 21% from Q2 2016; Reported net income was $62 million, down 13% from prior yearAdjusted* sales were up 20% finishing ahead of expectationsAcquisition of Transamerican Auto Parts (TAP) added $209 million of sales in Q2 2017Q2 2016 includes Victory sales of $54 million ORV/Snowmobile sales up 6%; Motorcycles down 13% (up 10% excluding Victory); Global Adjacent Markets up 7%; Aftermarket up significantly (TAP)Adjusted* earnings reported at $1.16 per diluted share, up 6% from prior year (GAAP earnings per share at $0.97, down 11%)Adjusted* gross profit margin up 160 bps:  VIP,  product mix,  promo (GAAP gross profit margin up 51 bps)  Results Slightly Ahead of Expectations on an Adjusted* Basis  Q2 2017 Net Income  Q2 2017 Sales  ($ millions)  ($ millions)  Q2'17 Earnings  11   * See GAAP/Non-GAAP Reconciliation on Slide #3

POLARIS
WE ARE POLARIS

2017 FULL YEAR SALES GUIDANCE

Total Company Adjusted* Sales Guidance

($ millions)


+12% to +14%
$5,050 to $5,150
(increased)
$4,517
2016
Actual
2017
Guidance

- Powersports market improving globally
- Organic** revenue expectations flat to +2%
- TAP FY'17 = incremental $665 to $690, unchanged
- Victory wind down / FX = ~($175)

*See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance

**Organic revenue excludes TAP, Victory sales and the effects of FX

Adjusted* Earnings Per Share Guidance


+25% to +29%
$4.35 to $4.50
(narrowed)
$3.48
2016 Adjusted*
2017 Adjusted*
Guidance

+ $120M non-recurring warranty, legal and other recall related costs
+ TAP accretive in 2017 approx. 25¢ to 30¢
+ VIP positive
+ Lower tax rate
+ Share count

– Higher R&D expense
– Higher promotional costs
– Higher variable compensation costs
– Negative FX impact

Sales Guidance by Segment (1)

ORV/SNOW

➪ APPROX. FLAT



MOTORCYCLES

⬇ HIGH-TEENS %
(Victory included in 2016 #'s)

⬆ *MID-SINGLE DIGITS %(2)*
(Victory excluded in 2016 #'s)



ADJACENT MARKETS

⬆ MID-SINGLE DIGITS %



AFTERMARKET

⬆ SIGNIFICANTLY



(1) Includes respective PG&A. 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up mid-single digits %" in 2017 after adjusting for Victory wholegood, accessories and apparel sales reported in 2016

Full Year Sales Guidance Increased & EPS Guidance Narrowed

Q2'17 Earnings
12

POLARIS
WE ARE POLARIS

GROSS PROFIT MARGIN GUIDANCE

Gross Profit Q2 2017


25.2%
+51 bps
25.7%
+160 bps
26.8%
Q2 2016
Q2 2017 GAAP*
Q2 2017 Adjusted*

GM Growth Drivers
- \+ Product Mix
- \+ VIP
- \+ Acquisitions
- – Promos / Incentives

Adjusted* GM by Segment	Q2 2016	Q2 2017
ORV/Snow	28.6%	31.5%
Motorcycles*	17.0%	15.6%
Adjacent Markets*	26.3%	26.3%
Aftermarket*	24.7%	26.7%

Adjusted* Gross Profit 2017 Guidance


24.7%
Increase up to ~180 bps
FY 2016
FY 2017 Adjusted* Guidance

GM Growth Drivers
- \+ VIP
- \+ One-time warranty
- \+ Acquisitions
- – Quality feature adds
- – Promos / Incentives
- – FX

Adjusted* GM by Segment	2017 Expectations
ORV/Snow	⇧
Motorcycles	⇧
Adjacent Markets	⇨
Aftermarket	⇧

*See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance

KEY: ⇧ Improvement ⇩ Headwind ⇨ Neutral

Q2 2017 Gross Margin Improvement Driven Primarily by VIP & Product Mix

Q2'17 Earnings
13

POLARIS WE ARE POLARIS

OFF-ROAD VEHICLES (ORV) / SNOWMOBILES

Q2 2017 ORV/Snow Segment Sales

($ millions)



6%
$799
$846
% Δ
5%
22%
6%
PG&A
Snow
ORV
PG&A
Snow
ORV
Q2 2016
Reclassified(1)
Q2 2017

ORV up 6% in Q2 2017 vs. Q2 2016

Growth in all product lines

PG&A up 5%

ORV average selling price up 3% in Q2'17

2017 Guidance: Approx. Flat (increased)

PII ORV improving worldwide

Promotional levels remain elevated

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments



RANGER® >
Utility Rec Side by Side



RZR® >
Performance Side by Side

THE MOST EXPANSIVE LINE-UP OF CUSTOMIZABLE OFF-ROAD VEHICLES IN THE INDUSTRY



GENERAL™ >
Recreation & Utility Side by Side



SPORTSMAN® >
Recreation & Utility ATV

Regaining Footing as Leading Powersports Manufacturer

Q2'17 Earnings 14

POLARIS WE ARE POLARIS

MOTORCYCLES

Q2 2017 Motorcycles Segment Sales

($ millions)


$228
PG&A
Victory
Indian Slingshot
Q2 2016 Reclassified(1)
13%
$198
PG&A
Victory
Indian Slingshot
Q2 2017 GAAP*
% Δ
1%
90%
8%
16%
$192
PG&A
Indian Slingshot
Q2 2017 Adjusted*
% Δ
4%
17%

Reported sales down 13%; Adjusted* sales down 16%

Motorcycles up 10% excluding $54M of Victory sales reported in 2016

Indian shipments up; Slingshot sales lower

Average selling price, excl. Victory, was down 1% in Q2

2017 Guidance: Down high-teens % (lowered)**

On a comparable basis, motorcycle expectations is "Up mid-single digits %" in 2017 after adjusting for Victory wholegood, apparel and accessories sales reported in 2016

Overall motorcycle market remains weak


STRIP
IT
DOWN
START YOUR LEGEND
Scout Bobber
INDIAN MOTORCYCLE
• COMPANY •
INDIAN

* See GAAP/Non-GAAP Reconciliation on Slide #3

** See appendix for 2017 guidance adjustments

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

Continued Market Share Gains for Indian Motorcycle; Momentum Accelerating

Q2'17 Earnings 15

 13%   5%    GLOBAL ADJACENT MARKETS (GAM)  Q2 2017 GAM Segment Sales  GAM 7% due to Aixam and Goupil strong performance; PG&AAverage selling price for GAM was down 1% in Q2’172017 Sales Guidance: Up mid-single digits % (increased)  Aixam and Goupil Driving Increase in Q2  Q2'17 Earnings  16  7%$97  PG&A  $91  PG&A  % ∆  W&T /Defense  W&T /Defense  ($ millions)  Aixam Ambiance 3 Quadricycle

POLARIS WE ARE POLARIS

AFTERMARKET

Q2 2017 Aftermarket Segment Sales

($ millions)


Significantly
$224
Transamerican AUTO PARTS
$209
$12
Q2 2016
Reclassified*
Q2 2017
PRO ARMOR
Klim
KOLPIN
TRAIL TECH
509

TAP added $209 million to Q2 sales

Integration on plan, moving Pro Armor® production to TAP facility

2017 Sales Guidance: Up significantly from TAP sales (unchanged)

*2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments


First Minnesota Store
Grand Opening July 22nd
Brooklyn Park, MN
4 WHEEL PARTS

TAP Performing Well; Integration on Track

Q2'17 Earnings 17

 2017 POLARIS FINANCIAL POSITION  18  Q2'17 Earnings  Capital Summary June 2017  Cash Drivers      Variance toJune 2016  Cash  $ 127  -13%  Debt /Capital Lease Obligations  $1,068  +128%  Shareholders’ Equity  $ 854  -8%  Total Capital  $1,922  +38%  Debt to Total Capital   56%  -22 % points  2015Operating cash flow down, as expectedFactory inventory up sequentially from Q1, new model year introductionCap Ex expected to be lower than 2016 (unchanged)Operating cash flow expected to be down significantly – timing of accrual payments, Victory wind down and manufacturing realignment  Operating Cash Flow  Financial Position Unchanged – Solid    ($ millions)  ($ millions)  ($ millions)  Q2 Year-to-date 2017 Summary  FY 2017 Expectations  Down significantly   Expectations  +$264  -$73  -$82  -$79  -$66  +$36

 Retail Credit  Wholesale Credit PA Receivables  19  Q2'17 Earnings  Income from Financial Services  Portfolio Remains Healthy  INCOME FROM FINANCIAL SERVICES  Polaris Acceptance (PA) receivables down, trending with dealer inventoryQ2 income from financial services down – lower wholesale and retail incomeFY 2017 Guidance: Income from financial services down about 10% (unchanged)  $20  6%$19  9%$1,078  $1,180  ($ millions)  ($ millions)  Approval Rate  Penetration Rate  WholesaleCredit  Retail Financing  Retail Financing

 Scott W. Wine, Chairman & CEO  Second Quarter 2017 Earnings Results  July 20, 2017     POLARIS INDUSTRIES INC.

POLARIS WE ARE POLARIS

CLOSING COMMENTS

Powersports market outlook improved globally; remains highly competitive

Polaris ORV business, particularly SxS, regaining footing

Indian Motorcycle market share gains continue

Safety and Quality processes/results improving

Cost & Productivity initiatives gaining traction; VIP savings accelerating

Dealer show will kickoff 2nd half: product news, quality, dealer relations



2nd Half Performance Expected Up Significantly on a Year-over-year Basis

Q2'17 Earnings 21

 Thank You  Questions?  POLARIS INDUSTRIES INC.

 APPENDIX    Q2 2017 SUPPLEMENTAL SALES PERFORMANCE (PG&A / INTERNATIONAL)Q2 YEAR-TO-DATE NON-GAAP DISCLOSURE2017 GUIDANCE ADJUSTMENTS2017 OTHER FULL YEAR EXPECTATIONS

POLARIS WE ARE POLARIS

Q2 2017 SUPPLEMENTAL SALES PERFORMANCE

Core Parts, Garments & Accessories (PG&A)*

Q2 Sales ⬆4% to 193 Million



ORV 76%
2% Snowmobiles
13%
Motorcycles
9%
Global Adjacent Markets (GAM)



Accessories 50%
Parts 49%
1%
Apparel

*Based on GAAP reporting; does not include Aftermarket

International**

Q2 Sales ⬆12% to $191 Million



ORV / Snow 53%
22%
Motorcycles
25%
Global Adjacent Markets (GAM)



Δ from Q2'16
GAM
Motorcycles
ORV/ Snow
⬆20%
⬆11%
⬆ 9%
Q2 2017



EMEA 70%
Asia Pacific 19%
11%
Latin America



Δ from Q2'16
LA
AP
EMEA
⬆11%
⬆19%
⬆11%
Q2 2017

**Based on GAAP reporting

Q2'17 Earnings 24

POLARIS WE ARE POLARIS

Q2 YEAR-TO-DATE NON-GAAP DISCLOSURE

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, Except Per Share Data; Unaudited)

	Reported GAAP Measures			2017 Adjustments[3]				Adjusted Measures		
	Six months ended June 30,			Six months ended June 30,				Six months ended June 30,		
	2017	2016	% Change	Victory Wind Down[1]	TAP[2]	Realignment[3]	Total	2017	2016	% Change
Sales										
ORV/Snowmobiles	$ 1,569,611	$ 1,507,435	4%	—	—	—	—	$ 1,569,611	$ 1,507,435	4%
Motorcycles	318,286	413,659	(23)%	$ (1,053)	—	—	$ (1,053)	317,233	413,659	(23)%
Global Adj. Markets	188,577	165,068	14%	—	—	—	—	188,577	165,068	14%
Aftermarket	442,228	27,611	1,502%	—	—	—	—	442,228	27,611	1,502%
Total sales	**2,518,702**	**2,113,773**	**19%**	**(1,053)**	**—**	**—**	**(1,053)**	**2,517,649**	**2,113,773**	**19%**
Gross profit										
ORV/Snowmobiles	479,109	434,481	10%	—	—	—	—	479,109	434,481	10%
% of sales	*30.5%*	*28.8%*	*+170 bps*					*30.5%*	*28.8%*	*+170 bps*
Motorcycles	1,235	66,174	(98)%	47,415	—	—	47,415	48,650	66,174	(26)%
% of sales	*0.4%*	*16.0%*	*-1,561 bps*					*15.3%*	*16.0%*	*-66 bps*
Global Adj. Markets	49,314	44,335	11%	—	—	4,303	4,303	53,617	44,335	21%
% of sales	*26.2%*	*26.9%*	*-71 bps*					*28.4%*	*26.9%*	*+157 bps*
Aftermarket	101,482	7,681	1,221%	—	12,950	—	12,950	114,432	7,681	1,390%
% of sales	*22.9%*	*27.8%*	*-487 bps*					*25.9%*	*27.8%*	*-194 bps*
Corporate	(38,263)	(20,590)		—	—	—	—	(38,263)	(20,590)	
Total gross profit	**592,877**	**532,081**	**11%**	**47,415**	**12,950**	**4,303**	**64,668**	**657,545**	**532,081**	**24%**
Gross profit %	*23.5%*	*25.2%*	*-163 bps*					*26.1%*	*25.2%*	*+95 bps*
Operating expenses	512,179	377,895	36%	(8,016)	(7,017)	—	(15,033)	497,146	377,895	32%
Other expense (income), net	9,456	1,886	401%	(13,000)	—	—	(13,000)	(3,544)	1,886	NM
Net income	**$ 59,130**	**$ 118,055**	**(50)%**	**$ 47,841**	**$ 12,551**	**$ 2,705**	**$ 63,097**	**$ 122,227**	**$ 118,055**	**4%**
Diluted EPS	**$ 0.92**	**$ 1.80**	**(49)%**	**$ 0.75**	**$ 0.20**	**$ 0.04**	**$ 0.99**	**$ 1.91**	**$ 1.80**	**6%**

Key Definitions: *Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down and manufacturing network realignment costs.*

Adjustments: *(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel*
(2) Represents adjustments for TAP acquisition inventory step-up and TAP integration expenses
(3) Represents adjustments for manufacturing network realignment costs
(4) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items

2016 Reclassified Results: *2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.*

Q2'17 Earnings 25

 2017 GUIDANCE ADJUSTMENTS  26  Q2'17 Earnings    2017 guidance excludes the pre-tax effect of TAP inventory step-up purchase accounting of approx. $15 million, acquisition integration costs of approx. $15 million, manufacturing network realignment costs of approx. $10 million to $15 million and the impacts associated with the Victory wind down which is estimated to be in the range of $80 million to $90 million. 2017 adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.

POLARIS WE ARE POLARIS

2017 OTHER FULL YEAR EXPECTATIONS

Gross Margins: increase up to 180 bps (unchanged)

Adjusted operating expenses: increase in the 60 to 70 bps range, as a percent of sales (lowered)

Increased R&D – up high-teens % excluding TAP; quality & innovation

Higher variable compensation costs

TAP operating expense

Income from financial services: down ~10% due to lower dealer inventory levels and lower retail credit income (unchanged)

Interest expense: more than double due to TAP acquisition funding (unchanged)

Income taxes: approximately 34.0% of pretax profits (lowered)

Supplemental:

International sales: up over 2016 (increased)

PG&A: up mid-single digits % (increased)

Diluted shares outstanding: down 1% to 2% (improved)

Q2'17 Earnings 27

28  Q2'17 Earnings